As filed with the Securities and Exchange Commission on February 14, 2022

Registration Nos. 333-150926
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 17	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 103	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1, 2021 pursuant to paragraph (b) of Rule 485

        60 days after filing pursuant to paragraph (a)(1) of Rule 485

   X     on May 1, 2022 pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium variable life insurance contracts.

CENTURY II ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund") . The  prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  For additional information of the Portfolios see Appendix A: Portfolio Companies Available Under the Contract at the back of this prospects.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  For Contracts issued on or after January 1, 2020, the Fixed Account pays interest at declared rates guaranteed to equal or exceed 2%.  For Contracts issued before January 1, 2020, the Fixed Account pays interest at declared rates guaranteed to equal or exceed 3%.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract also offers you the flexibility to vary the amount and timing of premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three coverage options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the contract value; and
•	Option C: a death benefit that fluctuates with the amount of premiums paid and partial surrenders withdrawn.
We guarantee that the death proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
If you are a new investor, you may cancel your Individual Flexible Premium Variable Life Contract within 10 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value.  You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2022.

PROSPECTUS CONTENTS
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	1
OVERVIEW OF THE CONTRACT	3
FEE TABLE	5
ANNUAL PORTFOLIO OPERATING EXPENSES	10
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	11
KANSAS CITY LIFE INSURANCE COMPANY	11
FIXED ACCOUNT	12
FINANCIAL CONDITION OF KANSAS CITY LIFE	12
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	12
THE FUNDS	12
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	13
VOTING RIGHTS	14
CHARGES AND DEDUCTIONS	14
PREMIUM EXPENSE CHARGE	14
MONTHLY DEDUCTION	14
DAILY MORTALITY AND EXPENSE RISK CHARGE	16
TRANSFER PROCESSING FEE	17
SURRENDER CHARGE	17
PARTIAL SURRENDER FEE	17
NET LOAN INTEREST CHARGE	17
FUND EXPENSES	18
THE CONTRACT	18
PURCHASING A CONTRACT	18
WHO SHOULD PURCHASE A CONTRACT	18
APPLYING FOR A CONTRACT	18
OWNERSHIP	19
CHANGE OF OWNERSHIP	19
DETERMINATION OF CONTRACT DATE	19
REPLACEMENT OF EXISTING INSURANCE	19
FREE LOOK RIGHT TO CANCEL CONTRACT	20
PREMIUMS	20
PREMIUMS TO PREVENT LAPSE	21
ALLOCATIONS AND TRANSFERS	22
PREMIUM ALLOCATIONS AND CREDITING	22
TRANSFER PRIVILEGE	22
DOLLAR COST AVERAGING PLAN	24
PORTFOLIO REBALANCING PLAN	25
CHANGES IN THE CONTRACT OR BENEFITS	25
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT	25
AMOUNT OF DEATH PROCEEDS	25
COVERAGE OPTIONS	26
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION	26
CHANGES IN SPECIFIED AMOUNT	26
SELECTING AND CHANGING THE BENEFICIARY	27
SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS	27
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	44
HOW YOUR CONTRACT VALUES VARY	44
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	45
DETERMINING THE CONTRACT VALUE	45
CASH SURRENDER VALUE	46

CASH BENEFITS	46
CONTRACT LOANS	46
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	47
PARTIAL SURRENDERS	47
PAYMENT OPTIONS	48
PAYMENT OF PROCEEDS	49
REINSTATEMENT	49
TAX CONSIDERATIONS	50
INTRODUCTION	50
TAX STATUS OF THE CONTRACT	50
TAX TREATMENT OF CONTRACT BENEFITS	50
OUR INCOME TAXES	53
POSSIBLE TAX LAW CHANGES	53
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	53
CHANGES IN THE CONTRACT OR BENEFITS	53
SALE OF THE CONTRACTS	54
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	54
COMPANY HOLIDAYS	55
LITIGATION	55
CYBER SECURITY AND BUSINESS CONTINUITY RISKS	55
CHANGE OF ADDRESS NOTIFICATION	56
FINANCIAL STATEMENTS	56
UNCLAIMED PROPERTY LAWS	56
DEFINITIONS	58
APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT	61
APPENDIX B	68
APPENDIX C	71

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
CHARGES FOR EARLY WITHDRAWALS
Upon complete surrender or lapse of a Contract issued on or after January 1, 2020, during the first 10 Contract Years (or 10 Contract Years following an increase in the Specified Amount) a surrender charge will be deducted. No surrender charge applies in the 11th  Contract Year for Contracts issued on or after January 1, 2020 (or following an increase in the Specified Amount).
Upon complete surrender or lapse of a Contract issued before January 1, 2020, during the first 15 Contract years (or 15 Contract Years after an increase in the Specified Amount), a surrender charge will be deducted.  No surrender charge applies in the 16th Contract Year for Contracts issued before January 1, 2020 (or following and increase in the Specified Amount).
The maximum surrender charge is up to $48.00 per $1,000 of the Specified Amount.
For example, the full surrender or lapse of a Contract with a Specified Amount of $100,000 would be subject to a maximum surrender charge of $4,800.
Reference Surrender Charge

TRANSACTION CHARGES
In addition to surrender charges, you may be charged for other transactions such as a premium expense charge which covers state and local taxes as well as related administrative expenses, a transfer processing fee which applies after six transfers in a Contract Year, an administrative fee of up to $25.00 for partial surrenders and a net loan interest charge which does not apply to preferred loans.

Reference Charges and Deductions

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.

Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.27%	1.29%
	Reference Appendix A: Portfolio Companies Available Under the Contract
RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in The Contract
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge if your contract is fully surrendered or lapses within the first 10 Contract Years (for Contracts issued on or after January 1, 2020) or within the first 15 Contract Years (for Contracts issued before January 1, 2020) There might also be tax consequences.

Reference Principal Risks of Investing in The Contract

RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.

Reference Portfolio Risk

RISKS
INSURANCE COMPANY RISKS
Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.

Reference Financial Condition of Kansas City Life

CONTRACT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract to cover the charges due at the end of the Grace Period. However, we guarantee to keep the Contract in force during the first 10 years of the Contract and during the 10 years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.

Death Benefits will not be paid if the Contract has lapsed.

Reference Premiums to Prevent Lapse

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.

We reserve the right to remove or substitute Portfolio Companies as investment options.

Reference Transfer Privilege, Addition, Deletion or Substitution of Investments

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.

Reference Supplemental and/or Rider Benefits

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.

Reference Tax Risks

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of Contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this contract over another investment.

Reference Sale of the Contracts

EXCHANGES
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only if you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from the Contract.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

Reference Replacement of Existing Insurance

OVERVIEW OF THE CONTRACT
PURPOSE
The Contract is an individual flexible premium variable life insurance contract.  The Contract may be appropriate for an investor who has an understanding of investments, a higher risk tolerance and a long-term investment horizon.  As long as the Contract remains in force it provides lifetime insurance protection on the Insured.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.
PREMIUM PAYMENTS
The Contract is flexible with regard to the amount of Premiums you pay.   The minimum initial Premium Payment is dependent on Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  Each Premium after the initial Premium must be at least $25. Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
You select the Subaccounts and the Fixed Account to which you allocate Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.
You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  For additional information about each Portfolio Company in which the Subaccounts invest see Appendix A: Portfolio Companies Available Under the Contract at the back of this prospectus.
CONTRACT FEATURES
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.
•	There are three Coverage Options available:
•	Option A–at least equal to the Specified Amount.
•	Option B–at least equal to the Specified Amount plus Contract Value.
•	Option C–at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. Option C is only available at issue.

•	A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested). This rider guarantees the payment of the Contract death benefit, regardless of the investment performance of the Subaccount. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect. (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 5% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

Optional Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.
•	Guaranteed Minimum Death Benefit Rider.
•	Lifetime Guaranteed Minimum Death Benefit. (Not available to Contracts issued on or after January 1, 2020.)
•	Disability Continuance of Insurance.
•	Disability Premium Benefit Rider.
•	Accidental Death Benefit.
•	Option to Increase Specified Amount.
•	Spouse's Term Insurance.
•	Children's Term Insurance.
•	Other Insured Term Insurance.
•	Additional Life Insurance Rider.
•	Monthly Benefit Rider.
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (Not available on or after January 1, 2019 to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit/Living Benefits Rider. (Not available to contracts issued after June 1, 2018. Not available on or after January 1, 2019 to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit/Terminal Illness Rider. (Not available to contracts issued after June 1, 2018. Not available on or after January 1, 2019 to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit for Chronic Illness Rider. (Available beginning June 1, 2018 to contracts issued on or after June 1, 2018.)
•	Accelerated Death Benefit for Terminal Illness Rider. (Available beginning June 1, 2018 to contracts issued on or after June 1, 2018.)
Optional Benefits may not be available in all states and may incur an additional fee.  Please ask your registered representative for further information or contact the Home Office.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge	Upon receipt of each Premium Payment	5% of each Premium Payment	5% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge
Upon complete surrender or lapse during the first 10 Contract Years[3], for Contracts issued on or after January 1, 2020

Upon complete surrender or lapse during the first 15 Contract Years[3], for Contracts issued before January 1, 2020

		$6.00 - $48.00 per $1,000 of the Specified Amount	$6.00 - $48.00 per $1,000 of the Specified Amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year
Upon complete surrender or lapse during the first 10 Contract Years[3], for Contracts issued on or after January 1, 2020

Upon complete surrender or lapse during the first 15 Contract Years[3], for Contracts issued before January 1, 2020
		$21.20 per $1,000 of the Specified Amount $21.20 per $1,000 of the Specified Amount	$21.20 per $1,000 of the Specified Amount $21.20 per $1,000 of the Specified Amount
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex.  For Contracts issued on or after January 1, 2020, the surrender charge is also based on the Insured’s risk class.  The minimum charge shown in the table is the charge applicable to the youngest Owner (female) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The maximum charge is the charge applicable to the oldest Owner (male) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative, and data relating to the calculation of the surrender charge is in Appendix B and Appendix C.
3 If you increase the Contract’s Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured’s Age and sex, status at the time of the increase. For Contracts issued on or after January 1, 2020, the surrender charge is also based on the Insured’s risk class.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[4]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of net amount at risk[5]	$0.01 - $25.83 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020	$0.03 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.05 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020
Monthly Expense Charge[6]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$10	$10
Per Thousand Charge	On the Contract Date and on each Monthly Anniversary Day	$0.00 - $1.36 per $1,000 of Specified Amount	$0.01 - $1.36 per $1,000 of Specified Amount
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	3% for Contracts issued on or after January 1, 2020 2% for Contracts issued before January 1, 2020	3% for Contracts issued on or after January 1, 2020 2% for Contracts issued before January 1, 2020
Optional Rider Charges[8]
Guaranteed Minimum Death Benefit Rider	NA	No Charge	No Charge
Lifetime Guaranteed Minimum Death Benefit[9]	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[5]	$0.01 - $0.32 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk[5]	$0.01 per $1,000 of net amount at risk[5]

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05- $0.18 per $1,000 of rider coverage amount	$0.05- $0.18 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Spouse's Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of rider coverage amount	$0.01 - $30.39 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of rider coverage amount for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of rider coverage amount for Contracts issued before January 1, 2020	$0.07 per $1,000 of rider coverage amount for Contracts issued on or after January 1, 2020 $0.08 per $1,000 of rider coverage amount for Contracts issued before January 1, 2020

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Per Thousand Charge	On rider’s effective date and on each Monthly Anniversary Day for contracts issued on or after January 1, 2020	$0.03 per $1,000 of rider coverage amount for 10 years	$0.03 per $1,000 of rider coverage amount for 20 years
Additional Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of net amount at risk[5]	$0.01 - $20.26 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020	$0.03 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.04 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020
Monthly Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.28 - $22.56 per $100 of coverage amount	$0.27 - $22.05 per $100 of coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day
$1.13 per $100 of coverage amount for a 20 year payout for Contracts issued on or after January 1, 2020

$1.53 per $100 of coverage amount for a 20 year payout for Contracts issued before January 1, 2020

$1.08 per $100 of coverage amount for a 20 year payout for Contracts issued on or after January 1, 2020

$1.25 per $100 of coverage amount for a 20 year payout for Contracts issued before January 1, 2020

Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee
Accelerated Death Benefit/Terminal Illness Rider	On payment of the accelerated death benefit	$200 processing fee	$0 processing fee
Accelerated Death Benefit for Chronic Illness Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee
Accelerated Death Benefit for Terminal Illness Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee

4 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
6 The monthly expense charge is the sum of the maintenance charge and the per thousand charge.
7 The maximum guaranteed net cost of loans is 3% annually for Contracts issued on or after January 1, 2020.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (2%).  The maximum guaranteed net cost of loans is 2% annually for Contracts issued before January 1, 2020.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (3%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 5%.  Therefore, the net cost of a preferred loan is 0% per year.
8 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex and risk class, and may vary based on the Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.
9 The Lifetime Guaranteed Minimum Death Benefit Rider is not available on Contract issued on or after January 1, 2020.

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract.  A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
ANNUAL PORTFOLIO OPERATING EXPENSES10
	Minimum	Maximum
Range of Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.29%[11]

10 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2020.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
11 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
CONTRACT RISKS
Risk of Loss.  You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment.  The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge it your Contract is fully surrendered or lapses within the first ten Contract Years for Contracts issued after January 1, 2020, or within the first fifteen Contract Years for Contracts issued before January 1, 2020. There might also be tax consequences.
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate.
Insurance Company Risks.  Any obligations, guarantees and benefits of the Contract , including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life Insurance Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and begins the date the Contract Lapses.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first ten Contract Years (fifteen Contracts Years for Contracts issued before January 1, 2020), we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences. (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.

FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE)  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  For Contracts issued on or after January 1, 2020, we guarantee that this rate will be at least 2%.  For Contracts issued before January 1, 2020, we guarantee that this rate will be at least 3%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements.  Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  For more detailed information about the Portfolio Companies – including each portfolio’s name, investment objectives, investment adviser and sub-adviser, current expenses, and performance – see “Appendix A: Portfolio Companies Available Under the Policy.”
Not all Funds may be available in all states.
See the current prospectus for each Fund as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information) This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes, we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGE
We deduct a 5% premium expense charge from each Premium.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.
State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.
We deduct the Monthly Deduction pro-rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.
The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's age at issue, sex, and number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:
•	Standard Tobacco User
•	Preferred Tobacco User
•	Standard Non-tobacco User
•	Standard Select Non-tobacco User (available for Contracts issued on or after January 1, 2020)
•	Preferred Non-tobacco User
•	Preferred Elite Non-tobacco User
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-tobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of your guaranteed interest rate per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  For Contracts issued on or after January 1, 2020, the guaranteed interest rate is 2% per year.  For Contracts issued before January 1, 2020, the guaranteed interest rate is 3% per year..  If you have chosen Coverage Option A or Coverage Option C for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See "HOW YOUR CONTRACT VALUES VARY" for an explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  For Contracts issued on or after January 1, 2020, the guaranteed rates for standard and preferred classes are based on the 2017 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“2017 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 2017 CSO Tables.  For Contracts issued before January 1, 2020, the guaranteed rates for standard and preferred classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 2001 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a tobacco standard class.  Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.
We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.
If the Coverage Option is Option A or Option C and if there have been increases in the Specified Amount, the Contract Value will be allocated between the Specified Amount provided under the original application and subsequent increases.  The Contract Value will be allocated first to the Specified Amount provided under the original application with any excess allocated to any increases in the order in which they were made.
Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See "DETERMINATION OF CONTRACT DATE")  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:
•	a maintenance charge which is a level monthly charge that applies in all years. This charge is $10 per month and is guaranteed.
•	a per thousand charge which is guaranteed never to exceed $1.36 per thousand of Specified Amount per month.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.
Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this rider.
•	Lifetime Guaranteed Minimum Death Benefit (not available to Contracts issued on or after January 1, 2020). We assess a monthly charge per $1,000 of Specified Amount.
•	Disability Continuance of Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount (for Contracts issued on or after January 1, 2020, we also assess a monthly per thousand charge).
•	Additional Life Insurance Rider. We assess a monthly charge per $1,000 of net amount at risk.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit/Terminal Illness Rider. We may assess a $200 processing fee.
•	Accelerated Death Benefit for Chronic Illness Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit for Terminal Illness Rider. We may assess a $250 processing fee.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The charge is at an annual rate of 0.90% of net assets.  The amount of this charge is guaranteed.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
For Contracts issued on or after January 1, 2020, during the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses and varies depending on the Insured’s Age, sex, and risk class.  The surrender charge is based on the Specified Amount at issue.  We calculate this amount by multiplying the surrender charge factor for the applicable Age, sex, and risk class (as shown in Appendix B) by the surrender charge percentages (as shown in Appendix C).  We then multiply this amount by the Specified Amount divided by 1,000 to reach the actual charge.
For Contracts issued before January 1, 2020, during the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses and varies depending on the Insured’s Age and sex.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix B) by the surrender charge percentages for the Insured’s issue age (as shown in Appendix C).  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will pro rate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year (15th Contract Year for Contracts issued before January 1, 2020), there will be no surrender charge.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 5% annually of the Loan Balance.  The net loan interest charge is the difference between the amount charged on any Loan Balance and the interest we credit to the Loan Account, which is guaranteed to be at least 2% annually for Contracts issued on or after January 1, 2020 and at least 3% annually for Contracts issued before January 1, 2020.  Consequently, the net loan interest charge will not exceed 3% for Contracts issued on or after January 1, 2020 and will not exceed 2% for Contracts issued before January 1, 2020.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 5% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.

FUND EXPENSES
The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for additional information about Fund expenses.
THE CONTRACT
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a conditional receipt should also accompany the application.  As long as the initial Premium accompanies the conditional receipt, the conditional receipt provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The conditional receipt may not be in effect for more than 60 days.  At the end of the 60 days, the conditional receipt coverage terminates and we will return the initial Premium to the applicant.
For coverage under the conditional receipt, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized check payment plan or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.
For Contracts issued after on or after January 1, 2020, the available issue ages are 0 through 79 (65 in California) on a preferred non-tobacco user basis and 18 through 79 (65 in California) for all other risk classes  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 79 (65 in California).  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.
For Contracts issued before January 1, 2020, the available issue ages are 0 through 80 on a standard non-tobacco user basis, 0 through 80 on a preferred non-tobacco user basis, 15 through 80 on a preferred elite non-tobacco user basis, 15 through 80 on a standard tobacco user basis, and 15 through 80 on a preferred tobacco user basis.  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 80.  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.
Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.
While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have tax consequences.  (See "TAX CONSIDERATIONS")

OWNERSHIP
The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the conditional receipt.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)–Premium with Application
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Government Allotment (GA) and Federal Allotment (FA)
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;
•	45 days after your application for the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund the greater of Premiums paid or Contract Value within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Hermes Government Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount during the 30-day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will establish a Planned Premium amount set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See “TAX CONSIDERTIONS")
We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "ALLOCATIONS AND TRANSFERS")
General Premium Information.  You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.  You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See "PREMIUMS TO PREVENT LAPSE" and "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for seven years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:
•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period.  We will notify you of the new Guaranteed Monthly Premium for this period.  If an increase is made after the initial seven Contract Years, there will be no Guaranteed Payment Period applicable.  Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "CHANGES IN SPECIFIED AMOUNT")
PREMIUMS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:
•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")

After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and begins the date the Contract lapses.  Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “TAX CONSIDERATIONS")
ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Florida or Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET")  The change will apply to the Premiums received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;

•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.  We do not impose a charge for participation in this plan.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.  We do not impose a charge for participation in this plan.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
As long as the Contract remains in force, upon receipt at the Home Office of satisfactory proof of the Insured's death, we will pay the Death Proceeds as provided in the Designation of Death Benefit Payout Endorsement.  If the Contract does not include the endorsement, we must receive written direction from each eligible recipient of the Death Proceeds regarding how to make the death benefit payment as well as any other required document, form or information.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and “PAYMENT OPTIONS”)  We will pay the Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds are equal to the following:
•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; plus
•	any cost of insurance charges deducted beyond the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider or Lifetime Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the death benefit, regardless of the performance of the Subaccounts.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.  If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.
COVERAGE OPTIONS
You may choose one of three Coverage Options, which will be used to determine the death benefit:
•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.

•
Option C:  death benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made.  The more Premiums you pay and the less you withdraw, the larger the death benefit will be.

Under all three Coverage Options, we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable corridor percentage by the Contract Value on the date of death.  If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The applicable corridor percentage varies by Age, sex, risk class, Specified Amount, the number of years coverage has been in effect, and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION
The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.
CHANGES IN COVERAGE OPTION
We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.
If the Coverage Option is Option B or Option C, it may be changed to Option A.  The new Specified Amount will be the death benefit as of the effective date of the change.  The death benefit will remain the same.  The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.
If the Coverage Option is Option A or Option B, you may not change it to Option C.  Coverage Option C is only available at issue.
If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability.  The Specified Amount does not change.  The new death benefit will be the Specified Amount plus the Contract Value as of the effective date of change.  The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.
A change in Coverage Option may have tax consequences.  (See “TAX CONSIDERATIONS”)  You should consult a tax adviser before changing the Coverage Option.
CHANGES IN SPECIFIED AMOUNT
You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.
Changes in the Specified Amount may have tax consequences.  (See “TAX CONSIDERATIONS”)  You should consult a tax adviser before changing the Specified Amount.
Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.
Decreasing the Specified Amount may decrease monthly cost of insurance charges.  A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium.  (See "SURRENDER CHARGE")
We have the right to decline a requested decrease in the Specified Amount in the following circumstances:
•	to help ensure compliance with the guideline premium limitations; and
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract.
Increases.  In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability.  We may decline an application for an increase.
Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.
An increase has the following effect on Premiums:
•	a change in Planned Premiums may be advisable. (See "PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT"); and
•
if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See "SURRENDER CHARGE")  For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.
You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.
SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits.  Information about fees associated with each benefit may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Minimum Death Benefit Rider	Guarantees payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts	Optional	• Issue ages: 0-78 for Contracts issued on or after January 1, 2020 • Issue ages: 0-59 for Contracts issued before January 1, 2020
Lifetime Guaranteed Minimum Death Benefit Rider	Guarantees payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts	Optional
The LGM is not available to Contracts issued on or after January 1, 2020.
• Issue ages:  Same as the Contract
• This rider must be requested at the time of issue and is not available under Coverage Option C

Disability Continuance of Insurance (DCOI)	Covers Monthly Deductions during the period of total disability of the Insured	Optional
• Issue Ages: 15-55, renewal through Age 59
• Become payable after the Insured’s total disability exists for six consecutive months (total disability occurs before age 60)
• Benefits under DCOI will continue until the Insured is no longer totally disabled

Disability Premium Benefit Rider (DPB)	Provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured	Optional	• Issue ages: 15-55, renewal through Age 59 • Benefits become payable after the Insureds total disability exists for six consecutive months and total disability occurs before Age 60
Accidental Death Benefit (ADB)	Provides for payment of an additional amount of insurance in the event of accidental death	Optional	• Issue ages: 5-60 • Terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)	Allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured	Optional	• Issue ages: 0-38 • Increasing the Contract’s Specified Amount may have tax consequences
Spouse's Term Insurance (STI)	Provides decreasing term insurance on the Insured's spouse	Optional	• Issue ages: 15-50 (Spouse's age) • Maximum number of five units may be purchased • See Rider contract for table specifying the amount of insurance per unit of coverage.
Children's Term Insurance (CTI)	Provides level term insurance on each Insured Child	Optional
• Issue ages:  14 Days - 17 Years (Children's ages)
• Continues until the Contract Anniversary on which the Insured Child’s attained Age is 25
• Expires on the Contract Anniversary on which the Insured is Age 65

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Other Insured Term Insurance (OI)	Provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children	Optional	• Issue ages: 0-65 (Other Insured's age)
Additional Life Insurance Rider (ALI)	Provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor	Optional	• Issue ages: 0-75 • The minimum issue limit is $25,000.
Monthly Benefit Rider (MBR)
Pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).
Optional
• Issue ages: 20-55
• At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy.
• The coverage expires at the date shown in the policy.

Accelerated Death Benefit/Living Benefits Rider (LBR) (no longer available)	Provides opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).	Optional
Effective January 1, 2019, the LBR can no longer be added to contracts issued before June 1, 2018. The LBR is not available to contracts issued on or after June 1, 2018.
• Issue Ages: No restrictions
• Terminal Illness Option and Nursing Home Option

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB) (no longer available)
Provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for this rider.
		Optional	Effective January 1, 2019, the ELB can no longer be added to contracts issued before June 1, 2018. • Issue ages: 20 – 80

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Rider	Accelerates payment of the death benefit if the Insured has been certified for at least 90 days within the last 12 months as having a condition resulting in the Insured being unable to perform certain activities without substantial assistance from another individual due to loss of functional capacity or requiring substantial supervision due to severe cognitive impairment.	Optional
The ADBRCC is available to be added to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Accelerated Death Benefit/Terminal Illness Rider (TIR) (no longer available)	Accelerates payment of the death benefit if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.	Optional
Effective January 1, 2019, the TIR can no longer be added to contracts issued before June 1, 2018. The TIR is not available to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Accelerated Death Benefit for Terminal Illness Rider (no longer available)	This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician while this rider is in force.	Optional
The ADBRTI is available to be added to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Optional death benefit riders may provide protection in the event of a market downturn, but costs associated with optional riders that supplement the death benefit can limit the Contract’s participation in rising equity markets.  You should consult your financial professional.
Guaranteed Minimum Death Benefit Rider (GMDB)
Issue ages:  0-78 for Contracts issued on or after January 1, 2020
Issue ages:  0-59 for Contracts issued before January 1, 2020
There is no charge for this rider but it must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider;
•	for Contracts issued on or after January 1, 2020
Issue Age	Termination Date
Ages 0-60	20 years
61	19 years
62-63	18 years
64	17 years
65-66	16 years
67	15 years
68-69	14 years
70	13 years
71-72	12 years
73	11 years
74-75	10 years
76	9 years
77-78	8 years
•	for Contracts issued before January 1, 2020, the Insured’s Age 65;or
•	when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Lifetime Guaranteed Minimum Death Benefit Rider (LGM)
The LGM is not available to Contracts issued on or after January 1, 2020. Issue ages:  Same as the Contract
This rider must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Lifetime Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider; or
•	when the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Disability Continuance of Insurance (DCOI)
Issue ages: 18-55, renewal through Age 59 for Contracts issued on or after January 1, 2020.
Issue ages: 15‑55, renewal through Age 59 for Contracts issued before January 1, 2020.
This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured.  DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Disability Premium Benefit Rider (DPB)
Issue ages: 18-55, renewal through Age 59 for Contracts issued on or after January 1, 2020.
Issue ages:  15-55, renewal through Age 59 for Contracts issued before January 1, 2020.

This rider provides for the payment of the disability Premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request.  DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Accidental Death Benefit (ADB)
Issue ages:  5-60
This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)
Issue ages:  0-38
This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider contract for the specific dates.  Increasing the Contract’s Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.
Spouse's Term Insurance (STI)
Issue ages:  15-50 (Spouse's age)
This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained Age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.
Children's Term Insurance (CTI)
Issue ages:  14 Days - 17 Years (Children's ages)
This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.
Other Insured Term Insurance (OI)
Issue ages:  0-65 (Other Insured's age)
This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

Additional Life Insurance Rider (ALI)
Issue ages:  0-75
This rider provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor.  The minimum issue limit is $25,000.  The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount.  If the Contract has Accidental Death Benefit coverage, it is also available on this rider.
Monthly Benefit Rider (MBR)
Issue ages: 20-55
This rider pays a monthly benefit at the death of the Insured.  The monthly benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the Contract.  The coverage expires at the date shown in the Contract.
Accelerated Death Benefit/Living Benefits Rider (LBR)
Effective January 1, 2019, the LBR can no longer be added to contracts issued before June 1, 2018. The LBR is not available to contracts issued on or after June 1, 2018.
Issue ages:  No restrictions
This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:
Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.
Nursing Home Option.  This option will be available if:
•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.
An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:
•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.
For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%.  We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.
Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.
We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.
Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.
If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.
Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:
• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.
You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.
Termination.  This rider terminates the earliest of:
• the date the Contract terminates for any reason;
• the date you cancel this rider; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.
Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences. You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.
If you add the LBR, you cannot add the Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB) or the Accelerated Death Benefit/Terminal Illness Rider (TIR).
There is no monthly charge for this rider, but we may assess a $250 processing fee.
Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Effective January 1, 2019, the ELB can no longer be added to contracts issued before June 1, 2018.
Issue ages:  20 – 80
This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
More specifically, you may elect the confinement trigger if:
•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and
•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.
You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:
•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.
The activities of daily living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.

Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).
•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.
There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.
You may elect to receive benefit payments monthly or in a lump sum.
The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. For ELB riders issued on or after May 29, 2012 and subject to state approval, the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $500,000 regardless of the number or sizes of the contracts or riders in force.  In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.
Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $350,000.  The Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $350,000.  For ELB riders issued on or after May 29, 2012 and subject to state approval, the Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000 and the Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.
We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.
If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.
This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B or Option C when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.
The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.
A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.
Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.
Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.
You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.
Your rider contract contains more information about the ELB.  Please read it carefully.
The rider contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.
If you request to add the ELB to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
If you add the ELB, you cannot add the LBR or the Accelerated Death Benefit for Chronic Illness Rider (ADBRCC).
Example:
Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.
The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.
After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Contract Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Monthly Benefit Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Contract Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000
Accelerated Death Benefit for Chronic Illness Rider (ADBRCC)
The ADBRCC is available to be added to contracts issued on or after June 1, 2018.
Issue ages:  No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured has been certified for at least 90 days within the last 12 months as having a condition resulting in the Insured:
•	being unable to perform, without substantial assistance from another individual, at least two activities of daily living from the list below due to a loss of functional capacity; or
•
requiring substantial supervision to protect such Insured from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is defined as the deterioration or loss of the Insured’s intellectual capacity. It is measured by clinical evidence and standardized tests which reliably measure the Insured’s impairment in:

•	short or long term memory;
•	orientation as to people, places or time;
•	deductive or abstract reasoning; and
•	judgment as it relates to safety and awareness.
The activities of daily living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously. Eating does not include preparing meals.
•
Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene. Toileting does not include other activities that take place in the bathroom or lavatory.

•	Transferring – Moving into or out of a bed, chair or wheelchair. Transferring does not include mobility outside of the home or facility, including but not limited to transportation.
The chronic illness benefit is paid to you in a lump sum. The chronic illness benefit amount is stated in your rider contract.
The actuarial present value factor will be based on the life expectancy of the Insured and the accelerated death benefit interest rate, determined as of the date of the acceleration request. The accelerated death benefit interest rate is calculated under the terms of the rider and will not exceed 6%.
The minimum requested acceleration under this rider is the lesser of $10,000 or 10% of the Specified Amount and may not result in a chronic illness benefit that exceeds the per diem allowance permitted by section 101(g)(3) of the Internal Revenue Code, multiplied by the number of days in the current calendar year that the Insured is chronically Ill. If the Insured is chronically ill for only part of a calendar year, the chronic illness benefit will not be payable for the period during which the Insured was not chronically ill. The maximum sum of all requested accelerations, for the Contract to which this rider is attached, cannot exceed 80% of the Specified Amount as of the Contract Date, and can never exceed $300,000.

If your Contract has indebtedness, we will deduct a portion of the chronic illness benefit and apply this portion to reduce the indebtedness. The amount of the deduction is calculated pursuant to the terms of the rider.
You may request a chronic illness benefit no more than once each 12 months. We will pay a chronic illness benefit to you or your estate, unless you have otherwise designated or assigned this benefit, in a lump sum immediately after we receive your acceleration request and satisfactory proof that the Insured has a chronic Illness.
If the Insured dies after you request the payment of a chronic illness benefit, but before you have received such payment, we will cancel your request and pay the death benefit in accordance with the terms of the Contract.
Proof that the Insured is chronically ill will include a completed claim form and a written statement from a physician. This information will be used to determine the Insured’s estimated life expectancy in order to derive the actuarial present value factor used in the benefit calculation.  We will send you the claim form within 15 days of your acceleration request. If we do not send you the claim form within 15 days, you can meet the proof of loss requirement by giving us a written statement of your claim. In all events, we must receive certification from a physician certifying that the Insured is chronically ill. We reserve the right to review the Insured’s medical records and to obtain a second medical opinion of the Insured's medical condition at our expense. If there is a disagreement between your physician and the physician designated by us, a third medical opinion may be obtained, at our expense, by a mutually acceptable physician. Such third medical opinion will be binding on both parties.
We will require the signature of the Beneficiary, if the Beneficiary designation then in effect is irrevocable, or any assignee before we pay a benefit under this rider.
You may cancel this rider by filing a Written Notice with us.
This rider will be reinstated if:
•	the Contract to which this rider is attached terminates and is subsequently reinstated according to the Contract’s reinstatement provision; and
•	this rider was in force at the time the Contract terminated.
This rider terminates on the earliest of:
•	the date a benefit is paid under any Accelerated Death Benefit for Terminal Illness Rider (ADBRTI) attached to your Contract;
•
the date the total amount of requested accelerations under any accelerated death benefit riders attached to the Contract equals the maximum amount described in the Requesting an Acceleration section of the rider;

•	the date the Contract terminates for any reason;
•	the date this rider is cancelled by you;
•	the date the Contract matures;
•	the date the Insured dies; or
•	the date you surrender your Contract.
Adding the ADBRCC rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences. You should consult a tax adviser before adding the ADBRCC rider to your Contract or electing to receive benefits under the ADBRCC rider, and to determine what, if any, portion of benefits received under the ADBRCC rider may be excludible from income for tax purposes.
If you request to add the ADBRCC to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
If you add the ADBRCC, the Accelerated Death Benefit for Terminal Illness Rider (ADBRTI) will automatically be added to your contract.
If you add the ADBRCC, you cannot add the ELB.
There is no monthly charge for this rider, but we may assess a $250 processing fee.
Accelerated Death Benefit/Terminal Illness Rider (TIR)
Effective January 1, 2019, the TIR can no longer be added to contracts issued before June 1, 2018. The TIR is not available to contracts issued on or after June 1, 2018.

Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:
•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.
For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
"E" is the contract’s total Premiums paid minus the total amount of partial surrenders.
You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:
•	the date your Contract terminates;
•	the date we pay an accelerated death benefit; or
•	the date you cancel this rider.
Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.

The accelerated death benefit is $47,119.05 after the deduction of a $2,380.95 interest charge and a $500 loan repayment amount.
After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,380.95
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$47,119.05
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500
You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you add the TIR, you cannot add the LBR.
There is no monthly charge for this rider, but we may assess a $200 processing fee.
Accelerated Death Benefit for Terminal Illness Rider (ADBRTI)
The ADBRTI is available to be added to contracts issued on or after June 1, 2018.
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician while this rider is in force.  A terminal illness is defined as any non-correctable medical condition which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  The date of the physician’s certification should be the same as the date of diagnosis with the date of diagnosis at least 14 days after the onset of the non-correctable medical condition.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 80% of the Specified Amount of your Contract at the time you submit your request.
The minimum benefit amount is 10% of the Specified Amount of your Contract or $10,000.
The maximum accelerated death benefit under this rider is $300,000.  The sum of all accelerated death benefit payments made by us under all accelerated death benefit riders attached to the Contract cannot exceed $300,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $250 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the accelerated death benefit interest rate divided by 1 plus the accelerated death benefit interest rate. The accelerated death benefit interest rate is calculated under the terms of the rider and will not exceed 6%.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with the death benefit Coverage Option you have selected under the Contract.

For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
"E" is the Contract’s total Premiums paid minus the total amount of partial surrenders.
You may only elect the accelerated death benefit one time.
If the Insured dies after you request the payment of a terminal illness benefit, but before you have received such payment, we will cancel your request and pay the death benefit in accordance with the terms of the Contract.
Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We will furnish a claim form for this purpose within 15 days of your request.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage. Prior to and concurrent with payment of the accelerated death benefit, we will inform you and any irrevocable Beneficiary of the amount of the Contract’s remaining Specified Amount, Contract Value and loan amount.
Your right to receive payment under this rider is subject to the following conditions:
•	the Contract must be in force and not be in the grace period;
•	we must receive the approval of any assignee or irrevocable Beneficiary under your Contract;
•
we have the right to seek a second medical opinion as to any terminal condition the Insured may have. If we seek a second medical opinion, we will pay for it.  If there is a disagreement between your physician and the physician designated by us, a third medical opinion may be obtained, at our expense, by a mutually acceptable physician.  Such third medical opinion will be binding on both parties; and

•
this benefit provides for the accelerated payment of life insurance proceeds and is not intended to cause you to involuntarily gain access to proceeds ultimately payable to the named Beneficiary.  Therefore, we will make the accelerated death benefit proceeds available to you on a voluntary basis only.  Accordingly:

•	if you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, you are not eligible for this benefit; or
•	if you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement, you are not eligible for this benefit.
This rider will be reinstated if:
•	the Contract to which this rider is attached terminates and is subsequently reinstated according to the Contract’s reinstatement provision; and
•	this rider was in force at the time the Contract terminated.
The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:
•	the date the Contract terminates for any reason;
•	the date an accelerated death benefit payment amount is paid;
•
the date the total amount of accelerated death benefits under any accelerated death benefit riders attached to the Contract equals the maximum amount described in the accelerated death benefit section;

•	the date the Insured dies;
•	the date this rider is cancelled by you; or
•	the date the Contract matures.

Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $4,000 for a death benefit amount of $96,000.  The Insured has submitted a claim for an accelerated death benefit of $80,000.  The accelerated death benefit is $74,219.90 after the deduction of a $2,330.10 interest charge, a $3,200 loan repayment amount, and a $250 processing fee (currently waived).
After the accelerated death benefit is paid, the Specified Amount is $20,000.00, the Contract Value is $1,670, the Loan Balance is $800, the remaining surrender charge is $32.40, and the remaining death benefit is $19,200.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$4,000
	Contract Value	$8,350
	Surrender Charge	$162
	Death Benefit	$96,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$80,000
	Accelerated Death Benefit Percentage	80%
	Interest Charge	$2,330.10
	Processing Fee	$250
	Loan Repayment Amount	$3,200
	Accelerated Death Benefit Payment	$74,219.90
Adjusted Contract Values	Specified Amount	$20,000
	Outstanding Contract Loan	$800
	Contract Value	$1,670
	Surrender Charge	$32.40
	Death Benefit	$19,200
You should know that adding or electing to use the ADBRTI rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you request to add the ADBRTI to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
There is no monthly charge for this rider, but we may assess a $250 processing fee.
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS
The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.
The cost of insurance rates for the Other Insured Rider and the Additional Life Insurance Rider are generally lower than the Contract’s cost of insurance rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract’s Specified Amount.
Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.
Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT

PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Rider, which guarantees the death benefit provided certain requirements are met.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
A monthly bonus of 0.03333% (0.40% on an annualized basis) of your Variable Account Value may be paid in Contract Years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $500,000 in years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $100,000 in years 21 and after.  We will credit any bonus on each Monthly Anniversary Day.  These bonuses are not guaranteed.
DETERMINING THE CONTRACT VALUE
On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contracts;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.
Accumulation Unit Values. Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.
Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less

•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See “PAYMENT PROCEEDS”)
Interest.  We will charge interest on any Loan Balance at an annual rate of 5%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.
Loan Collateral. When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
For Contracts issued on or after January 1, 2020, we will credit the Loan Account with interest at an effective annual rate of not less than 2%.  Thus, the maximum net cost of a loan is 3% per year.  For Contracts issued before January 1, 2020, we will credit the Loan Account with interest at an effective annual rate of not less than 3%.  Thus, the maximum net cost of a loan is 2% per year (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan may be available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 5%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the unloaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct the Loan Balance from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61‑day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination.  (See "PREMIUMS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See “TAX CONSIDERATIONS”)
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS ")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See “TAX CONSIDERATIONS")
If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If Coverage

Option B is in effect, we will reduce the Contract Value by the partial surrender amount.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the death benefit.
We have the right to reject a partial surrender request if:
•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•	the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.
We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS")
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed‑benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income. We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  For Contracts issued on or after January 1, 2020, if payments under the payment option selected are less than $25, payments may be made less frequently at our option.  For Contracts issued before January 1, 2020, if payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options.  You may choose an option by Written Notice during the Insured’s lifetime.  If a payment option is not in effect at the Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the Insured’s death. But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
REINSTATEMENT
For Contracts issued before January 1, 2020
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability

For Contracts issued on or after January 1, 2020
If your Contract lapses, you may reinstate it within three years after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts.  Due to the Contract’s flexibility with respect to Premium Payments and benefits, each Contract’s circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the "7-pay test."  A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.
Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.
Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Accelerated Death Benefit Riders.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under such riders.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the

Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.20% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  Additional amounts may be paid in certain circumstances.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
We and/or Sunset Financial may pay certain selling firms additional amounts for:  (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them.  We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract).   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in Premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or

•	Contract loan.
In addition, you may make a partial surrender request by telephone if you have provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day,
Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber

-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured’s Age on the birthday closest to the Contract Date. Age means the issue age plus the number of completed Contract Years. The Contract is issued at the age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person or entity you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value at the time of surrender, less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the death benefit.  Option A provides a death benefit at least equal to the Specified Amount.  Option B provides a death benefit at least equal to the Specified Amount plus the Contract Value.  Option C provides a death benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insured	The person whose life we insure under the Contract.

Loan Account	Used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.  We allocate the Contract Value based on the Premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration Office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

APPENDIX A - PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the Contract.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at [insert website address].  You can also request this information at no cost by calling or by sending an email request to [insert email address].
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies. Expenses would be higher and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.87%	36.76%	12.51%	13.35%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.78%	28.97%	6.56%	9.12%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.99%	35.88%	14.14%	13.19%
Capital growth	American Century Variable Portfolios, Inc. VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).	0.87%	35.56%	10.49%	12.74%
Capital growth by investing in common stocks (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).	0.70%	23.95%	8.29%	11.88%
Capital growth.	American Century Variable Portfolios, Inc. VP International Fund – Class I (Manager: American Century Investment Management, Inc.).	1.00%	28.42%	6.34%	6.62%
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.87%	29.15%	8.77%	12.25%
Long-term capital growth	American Century Variable Portfolios, Inc. VP Ultra® Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.81%	34.58%	14.75%	14.89%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.76%	27.03%	7.76%	11.00%
Protect against U.S. inflation	American Century Variable Portfolios II, Inc. VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).	0.72%	8.90%	2.24%	3.36%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.56%	21.23%	8.32%	9.92%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years (Providing growth of capital is a secondary objective)	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53%	17.89%	4.94%	4.37%
Provide, over the long term, a high level of total return consistent with prudent investment management	American Funds Insurance Series® Capital World Bond Fund – Class 2 Shares (formerly Global Bond Fund – Class 2 Shares) (Manager: Capital Research and Management CompanySM).	0.74%	7.77%	2.29%	2.59%
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.82%	35.28%	11.72%	11.12%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.55%	26.14%	11.40%	12.53%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.84%	29.15%	7.94%	6.03%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.91%	17.98%	6.45%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.04%	13.88%	4.96%
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.99%	21.74%	9.55%
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.93%	18.84%	7.47%
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.14%	17.64%	4.19%
Long-term capital growth consistent with the preservation of capital (Income is a secondary objective)	BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund) Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim & Co.).	0.81%	36.10%	11.18%	11.93%
Capital growth	BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund) Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).	0.84%	21.78%	7.05%	11.20%
Match the total return of the S&P 500® Index	BNY Mellon Stock Index Fund, Inc. – Initial Shares (formerly Dreyfus Stock Index Fund, Inc – Initial Shares) (Manager: BNY Mellon Investment Adviser, Inc.).	0.27%	31.18%	11.42%	13.29%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term capital appreciation	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc – Initial Shares) (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.68%	34.36%	9.62%	12.09%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.36%	25.56%	8.32%	8.21%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.04%	34.83%	11.06%	10.91%
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.24%	54.97%	20.13%	16.35%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10%	17.44%	4.75%	10.40%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series (formerly Federated Insurance Series) Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	0.97%	20.23%	5.28%	8.12%
Seek high current income	Federated Hermes Insurance Series (formerly Federated Insurance Series) Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.60%	14.54%	2.79%	7.26%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series (formerly Federated Insurance Series) Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.20%	1.64%	0.64%	0.32%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term capital appreciation	Fidelity® Variable Insurance Products VIP ContrafundSM Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.86%	31.27%	10.02%	12.02%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom Income PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.64%	11.63%	4.13%	4.42%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2010 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.70%	15.75%	5.52%	6.80%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2015 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.74%	17.97%	6.15%	7.27%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2020 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.77%	19.88%	6.63%	7.85%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2025 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.79%	21.51%	7.03%	8.60%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2030 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.84%	24.11%	7.82%	9.17%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2035 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	27.13%	8.46%	9.81%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2040 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.90%	28.23%	8.54%	9.91%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2045 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.91%	28.25%	8.54%	9.99%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products VIP Freedom 2050 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.91%	28.22%	8.52%	10.01%
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.25%	22.37%	4.97%	8.11%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.09%	31.44%	8.89%	11.84%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.41%	26.70%	7.18%	3.69%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.10%	12.53%	2.16%	3.37%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).	0.77%	26.76%	7.26%	12.62%
Capital growth over the long term	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).	0.84%	24.58%	7.56%	12.52%
Provide high total return from a portfolio of selected equity securities	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).	0.79%	31.75%	11.10%	13.16%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.75%	38.15%	15.48%	15.24%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.80%	32.95%	11.45%	12.99%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.54%	10.21%	3.42%	4.32%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61%	20.38%	6.76%	8.35%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79%	25.07%	6.70%	9.99%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Strategic Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.76%	11.60%	4.30%	5.13%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	14.55%	3.84%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	17.06%	3.82%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	16.30%	4.11%

APPENDIX B
Initial Surrender Charge Factors
Per $1,000 of Specified Amount
Non-tobacco and tobacco
For Contracts issued before January 1, 2020
Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.02	6.45	23	12.77	13.68	46	23.84	27.25	69	42.53	42.85
1	6.02	6.45	24	13.26	14.21	47	24.05	27.49	70	42.97	42.97
2	6.02	6.45	25	13.78	14.76	48	24.29	27.76	71	43.26	43.60
3	6.02	6.45	26	14.39	15.42	49	24.56	28.06	72	43.43	43.78
4	6.02	6.45	27	15.05	16.13	50	24.86	28.42	73	43.47	43.83
5	6.02	6.45	28	15.76	16.89	51	25.23	28.83	74	43.76	44.12
6	6.52	6.99	29	16.51	17.69	52	25.65	29.31	75	43.92	44.28
7	6.99	7.49	30	16.69	18.54	53	26.15	29.89	76	44.07	44.43
8	7.42	7.95	31	17.47	19.41	54	26.73	30.54	77	44.21	44.58
9	7.83	8.39	32	18.24	20.27	55	27.30	31.20	78	44.34	44.71
10	8.22	8.81	33	19.01	20.42	56	28.01	32.02	79	44.46	44.84
11	8.58	9.20	34	19.74	21.20	57	28.83	32.94	80	44.58	45.00
12	8.93	9.57	35	20.40	21.91	58	29.74	33.98	81	44.00	45.00
13	9.28	9.95	36	20.78	22.49	59	30.76	35.15	82	44.00	45.00
14	9.62	10.31	37	21.38	22.97	60	31.89	36.45	83	44.00	45.00
15	9.94	10.65	38	21.76	23.37	61	33.14	37.87	84	43.75	45.00
16	10.26	11.00	39	22.06	24.35	62	34.48	39.41	85	43.25	45.00
17	10.58	11.34	40	22.29	24.77	63	35.97	41.10
18	10.91	11.69	41	23.28	24.95	64	37.56	41.59
19	11.23	12.03	42	23.41	25.08	65	39.27	41.79
20	11.56	12.39	43	23.49	25.17	66	40.45	42.21
21	11.93	12.78	44	23.58	25.26	67	41.25	42.46
22	12.33	13.22	45	23.66	27.04	68	41.96	42.58

Initial Surrender Charge Factors
Per $1,000 of Specified Amount
Non-tobacco
For contracts issued on or after January 1, 2020
Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.00	6.25	23	8.45	8.70	46	18.80	23.00	69	42.00	48.00
1	6.15	6.40	24	8.50	8.75	47	19.60	23.50	70	42.00	48.00
2	6.30	6.55	25	8.50	9.00	48	20.40	24.60	71	43.00	48.00
3	6.45	6.70	26	8.80	9.40	49	21.20	25.70	72	43.00	48.00
4	6.60	6.85	27	9.10	9.80	50	22.00	26.80	73	44.00	48.00
5	6.75	7.00	28	9.40	10.20	51	22.80	27.90	74	44.00	48.00
6	6.90	7.15	29	9.70	10.60	52	23.60	29.00	75	45.00	48.00
7	7.05	7.30	30	10.00	11.00	53	24.40	30.10	76	45.00	48.00
8	7.20	7.45	31	10.30	11.40	54	25.20	31.20	77	45.00	48.00
9	7.35	7.60	32	10.60	11.80	55	26.00	33.00	78	45.00	48.00
10	7.50	7.75	33	10.90	12.20	56	27.40	34.50	79	45.00	48.00
11	7.65	7.90	34	11.20	12.60	57	28.80	35.75
12	7.80	8.05	35	11.50	13.00	58	30.20	37.00
13	7.95	8.20	36	12.15	13.90	59	31.60	38.50
14	8.10	8.25	37	12.80	14.80	60	33.00	40.00
15	8.25	8.30	38	13.45	15.70	61	34.40	41.75
16	8.30	8.35	39	14.10	16.60	62	35.80	43.50
17	8.30	8.40	40	14.75	17.50	63	37.20	45.00
18	8.35	8.45	41	15.40	18.40	64	38.60	46.50
19	8.35	8.50	42	16.05	19.30	65	40.00	48.00
20	8.40	8.55	43	16.70	20.20	66	40.00	48.00
21	8.40	8.60	44	17.35	21.10	67	41.00	48.00
22	8.45	8.65	45	18.00	22.00	68	41.00	48.00

Initial Surrender Charge Factors
Per $1,000 of Specified Amount
Tobacco
For Contracts issued on or after January 1, 2020
Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
18	9.40	9.85	41	19.20	22.80	64	43.80	47.20
19	9.80	10.25	42	19.90	23.60	65	45.00	48.00
20	10.15	10.65	43	20.60	24.40	66	45.00	48.00
21	10.50	11.05	44	21.30	25.20	67	45.00	48.00
22	10.85	11.45	45	22.00	26.00	68	45.00	48.00
23	11.25	11.85	46	23.10	27.40	69	45.00	48.00
24	11.60	12.25	47	24.20	28.80	70	45.00	48.00
25	12.00	13.00	48	25.30	30.20	71	45.00	48.00
26	12.30	13.50	49	26.40	31.60	72	45.00	48.00
27	12.60	14.00	50	27.50	33.00	73	45.00	48.00
28	12.90	14.50	51	28.60	34.40	74	45.00	48.00
29	13.20	15.00	52	29.70	35.80	75	45.00	48.00
30	13.50	15.50	53	30.80	37.20	76	45.00	48.00
31	13.80	16.00	54	31.90	38.60	77	45.00	48.00
32	14.10	16.50	55	33.00	40.00	78	45.00	48.00
33	14.40	17.00	56	34.20	40.80	79	45.00	48.00
34	14.70	17.50	57	35.40	41.60
35	15.00	18.00	58	36.60	42.40
36	15.70	18.80	59	37.80	43.20
37	16.40	19.60	60	39.00	44.00
38	17.10	20.40	61	40.20	44.80
39	17.80	21.20	62	41.40	45.60
40	18.50	22.00	63	42.60	46.40

APPENDIX C
Surrender Charge Percentages of Initial Surrender Charge Factor
For contracts issued before January 1, 2020
Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
There will not be a Surrender Charge after the end of the 15th Contract Year unless you requested an increase in Specified Amount

	Ages––––>
Year	0-15	16-45	46-50	51-55	56-60	61-65	66-70	71+

1	50%	45%	50%	65%	75%	85%	95%	100%
2	75%	73%	75%	83%	88%	93%	98%	100%
3	100%	100%	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%	100%	100%
6	90%	90%	90%	90%	90%	90%	90%	90%
7	80%	80%	80%	80%	80%	80%	80%	80%
8	70%	70%	70%	70%	70%	70%	70%	70%
9	60%	60%	60%	60%	60%	60%	60%	60%
10	50%	50%	50%	50%	50%	50%	50%	50%
11	40%	40%	40%	40%	40%	40%	40%	40%
12	32%	32%	32%	32%	32%	32%	32%	32%
13	24%	24%	24%	24%	24%	24%	24%	24%
14	16%	16%	16%	16%	16%	16%	16%	16%
15	8%	8%	8%	8%	8%	8%	8%	8%
16+	0%	0%	0%	0%	0%	0%	0%	0%

Surrender Charge Percentages of Initial Surrender Charge Factor
For Contracts issued on or after January 1, 2020
Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
There will not be a Surrender Charge after the end of the 10th Contract Year unless you requested an increase in Specified Amount

Year	Percentage
1	100%
2	100%
3	100%
4	87.5%
5	75%
6	62.5%
7	50%
8	37.5%
9	25%
10	12.5%
11	0%

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000066427

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.

Kansas City Life Insurance Company
3520 Broadway
P.O. Box 219364
Kansas City, Missouri 64121-9364
(800) 616-3670

Century II Accumulator Variable Universal Life Prospectus
Individual Flexible Premiums Variable Life Insurance Contract
Statement of Additional Information

Kansas City Life Variable Life Separate Account

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus, and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  This Statement of Additional Information incorporates terms used in the current prospectus for the Contract. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2022.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
KANSAS CITY LIFE INSURANCE COMPANY	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	2
MISSTATEMENT OF TOBACCO STATUS	2
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	3
ADDITIONAL PREMIUM INFORMATION	3
GENERALLY	3
PLANNED PREMIUMS	3
PREMIUMS TO PREVENT LAPSE	3
UNDERWRITING REQUIREMENTS	4
SALE OF THE CONTRACTS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	5
REPORTS TO CONTRACT OWNERS	5
EXPERTS	5
LEGAL MATTERS	5
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
For Contracts issued on or after January 1, 2020, we cannot contest the validity of the Contract after it has been in force during the Insured’s lifetime for two years from the Contract Date, except for fraud, when permitted by applicable law in the state where the Contract is delivered or issued for delivery, or if the Contract lapses as described in the Contract.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase, except for fraud, when permitted by applicable law in the state where the Contract is delivered or issued for delivery.
If this Contract terminates and it is reinstated, we cannot contest statements made in a reinstatement application after the Contract has been in force during the Insured’s lifetime for two years from the date of the reinstatement application, except for fraud, when permitted by applicable law in the state where the Contract was delivered or issued for delivery.
For Contracts issued before January 1, 2020, after the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
For Contracts issued on or after January 1, 2020 (excluding those issued in California, Delaware, Florida, North Dakota, and South Dakota), if the Insured dies by suicide, while sane or insane, within two years of the Contract Date or the date of a reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract, less the amount of any loan balance and partial surrenders.
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If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount, the amount payable by us associated with such increase will be limited to the part of the Monthly Deduction associated with the increase.
If the Insured dies by suicide, while sane or insane, within two years of the date of the reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract from the date of reinstatement, less any loan balance.
For Contracts issued on or after January 1, 2020 in California, Delaware, Florida, North Dakota, and South Dakota, if the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) of the Contract Date or the date of a reinstatement application, the amount payable by us will be equal to the Contract Value, less the amount of any loan balance.
If the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) after the effective date of any increase in the Specified Amount, the amount payable by us associated with such increase will be limited to the Cost of Insurance associated with the increase.
If the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) of the date of the reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract from the date of reinstatement, less any loan balance.
For Contracts issued before January 1, 2020, if the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
For Contracts issued on or after January 1, 2020, if it is determined that the Age or sex of the Insured as stated in the Contract is not correct, we will adjust the death benefit under the Contract.  The death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age or sex would have provided plus the Contract Value.
For Contracts issued on or after January 1, 2020, while the Contract is in force and the Insured is alive, future cost of insurance deductions will reflect the corrected Age or sex of the Insured.
For Contracts issued before January 1, 2020, if it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value.  The adjustment will be the difference between the following amounts accumulated at 3% interest annually. The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
For Contracts issued before January 1, 2020, if after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
MISSTATEMENT OF TOBACCO STATUS
For Contracts issued on or after January 1, 2020, the Contract is issued at the risk class shown in the Contract.  If it is determined during the first two Contract Years that the Insured’s risk class is not stated correctly, we will adjust the death benefit under the Contract.  The death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct risk class would have provided plus the Contract Value.
While the Contract is in force and the Insured is alive, future cost of insurance deductions will reflect the corrected risk class of the Insured.
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ASSIGNMENT
You may assign the Contract in accordance with its terms. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment.  No assignment will be binding on us until we record it.  We assume no responsibility for the validity or sufficiency of any assignment.  An assignment is subject to any loan balance.  We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.  An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer, or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUMS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.
PREMIUMS TO PREVENT LAPSE
Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

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UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the following risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, Preferred Non-tobacco, or Preferred Elite Non-tobacco.  For Contracts issued on or after January 1, 2020, Insureds may also be placed in the Standard Select Non-tobacco risk class.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.
For Contracts issued on or after January 1, 2020, Preferred Non-tobacco rates are available for Issues Ages 0-79 (65 in California).  Standard Tobacco, Preferred Tobacco, Standard Non-tobacco, Standard Select Non-tobacco, and Preferred Elite Non-tobacco rates are available for Issue Ages 18-79 (65 in California).
For Contracts issued before January 1, 2020, Standard Non-tobacco and Preferred Non-Tobacco rates are available for Issue Ages 0-80.  Standard Tobacco, Preferred Non-tobacco and Preferred Elite Non-Tobacco rates are available for Issue Ages 15-80.
Contracts issued before January 1, 2020 with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.
•	Insureds in preferred non-tobacco risk classes will generally incur lower cost of insurance rates than Insureds who are classified as Standard Non-tobacco.
•	Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco.
•
We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation, or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2018	$138,852.99	$138,852.99
2019	$141,023.45	$141,023.45
2020	$141,542.93	$141,542.93
* Includes sales compensation paid to registered persons of Sunset Financial.
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OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
For Contracts issued on or after January 1, 2020, we guarantee to credit the Fixed Account Value with a minimum 2% effective annual interest rate.  We intend to credit the Fixed Account Value with current interest rates in excess of the 2% minimum, but we are not obligated to do so.  For Contracts issued before January 1, 2020, we guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate.  We intend to credit the Fixed Account Value with current interest rates in excess of the 3% minimum, but we are not obligated to do so.  Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates.  We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 2% for Contracts issued on or after January 1, 2020, or 3% for Contracts issued before January 1, 2020.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS
Cost of insurance rates for Contracts generally distinguish between males and females.  Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2021 and 2020 and for each of the years in the three-year period ended December 31, 2021; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
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LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2021 and 2020; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2021.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2021; and
•
related statement of operations for the period or year ended December 31, 2021, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2021, and financial highlights for each of the periods or years in the five-year period ended December 31, 2021.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
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PART C
OTHER INFORMATION
Item 30.  Exhibits
(a)  Board of Directors Resolutions.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)
(d)  Contracts.
(1)	Specimen Contract Form.
(a)	GLP Contract Form.
(i)	Form J176. (7)
(ii)	Form ICC19J209. (19)
(b)	CVAT Contract Form.
(i)	Form J177. (7)
(ii)	Form ICC19J210. (19)
(2)	Additional Life Insurance Rider. (4)
(3)	Guaranteed Minimum Death Benefit Rider. (7)
(4)	Other Insured Term Insurance Rider.
(a)	Form R188. (4)
(b)	Form ICC19R250. (18)
(5)	Temporary Life Insurance Agreement. (2)
(6)	Disability Continuance of Insurance Rider. (2)
(7)	Disability Premium Benefit Rider. (2)
(8)	Accidental Death Benefit Rider. (2)
(9)	Option to Increase Specified Amount Rider. (2)
(10)	Spouse's Term Insurance Rider. (7)
(11)	Children’s Term Life Insurance Rider.
(a)	Form R217. (7)
(b)	Form ICC19R251. (19)
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(12)	Accelerated Death Benefit/Living Benefits Rider. (3)
(13)	Lifetime Guaranteed Minimum Death Benefit Rider. (7)
(14)	Monthly Benefit Rider. (7)
(15)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (5)
(16)	Accelerated Death Benefit/Terminal Illness Rider. (7)
(17)	Designation of Death Benefit Payout Endorsement. (13)
(18)	Accelerated Death Benefit for Chronic Illness Rider. (16)
(19)	Accelerated Death Benefit for Terminal Illness Rider. (16)
(e)  Applications.
(1)	Application Form. (1)
(2)	ICC17A189. (20)
(3)	ICC17A194. (20)
(4)	A176. (20)
(5)	ICC17A165. (20)
(6)	ICC17A163. (20)
(7)	ICC17A179. (20)
(8)	ICC17A185. (20)
(9)	ICC17A186. (20)
(10)	ICC17A187. (20)
(11)	ICC17A188. (20)
(12)	ICC17A190. (20)
(f)  Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)
(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)
(3)	By-Laws of Kansas City Life Insurance Company. (1)
(g)  Reinsurance Contracts.
Not Applicable.
(h)  Participation Agreements.

(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
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(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (10)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (15)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (10)
d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (17)
(7)
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)

a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

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b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (14)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (9)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (11)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (11)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (12)
(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (15)

(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (9)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (9)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (9)
(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (6)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (6)
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(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (6)
(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (6)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (6)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (6)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (9)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (9)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (9)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (12)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (15)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (15)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (21)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (21)
(2)	Consent of BKD, LLP. (21)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (8)
(r)  Form of Initial Summary Prospectus. (20)
__________
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(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).
(4)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).
(5)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(7)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 15, 2008 (File No. 333-150926).
(8)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on June 12, 2008 (File No. 333-150926).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(10)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2013 (File No. 333-150926).
(14) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(15)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(16)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on March 2, 2018 (File No. 333-150926).
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(17)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(18)  Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 22, 2019 (File No. 333-150926).
(19)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 20, 2019 (File No. 333-150926).
(20)  Filed herewith.
(21) To be filed by amendment.
Item 31.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Thomas M. Hoenig	Director
Bryce A. Johnson	Assistant Vice President, Treasurer and Assistant Controller
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
Elishia P. Sibbing	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
*The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 32.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent Of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Life Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor
Item 33.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
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1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4. Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8

8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12. To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant to this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
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Item 34.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Insurance Company through Kansas City Life Variable Annuity Separate Account.
(b)  Management.
The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
Elishia P. Sibbing	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
*The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$141,542.93	None	N/A	N/A
Item 35.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 36.  Management Services
All management contracts are discussed in Part A or Part B.
Item 37.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 9th day of February, 2022.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	February 9, 2022

/s/ David A. Laird David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	February 9, 2022

/s/ Elishia P. Sibbing Elishia P. Sibbing	Vice President and Controller (Principal Accounting Officer)	February 9, 2022

/s/ Walter E. Bixby Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director	February 9, 2022

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	February 9, 2022

/s/ Kevin G. Barth Kevin G. Barth	Director	February 9, 2022

______________________________ Nancy Bixby Hudson	Director	February 9, 2022

______________________________ William R. Blessing	Director	February 9, 2022

/s/ Michael Braude Michael Braude	Director	February 9, 2022

/s/ James T. Carr James T. Carr	Director	February 9, 2022

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______________________________ John C. Cozad	Director	February 9, 2022

______________________________ Thomas M. Hoenig	Director	February 9, 2022

______________________________ David S. Kimmel	Director	February 9, 2022

______________________________ Cecil R. Miller	Director	February 9, 2022

/s/ Mark A. Milton Mark A. Milton	Director	February 9, 2022

______________________________ William A. Schalekamp	Director	February 9, 2022

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Exhibit Index

(e)(2)	ICC17A189.

(e)(3)	ICC17A194.

(e)(4)	A176.

(e)(5)	ICC17A165.

(e)(6)	ICC17A163.

(e)(7)	ICC17A179.

(e)(8)	ICC17A185.

(e)(9)	ICC17A186.

(e)(10)	ICC17A187.

(e)(11)	ICC17A188.

(e)(12)	ICC17A190.

(r)	Form of Initial Summary Prospectus

13